Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 2 TO THE SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT

This Amendment No. 2 to the Series 2020-SPIADVF1 Repurchase Agreement (as defined below), is entered into as of June 9, 2022 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB” or a “Buyer”), CITIBANK, N.A. (“Citibank”), as a buyer (a “Buyer” and together with CSCIB, the “Buyers”), and PENNYMAC LOAN SERVICES, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2020-SPIADVF1 Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”);

WHEREAS, the Administrative Agent, the Buyers and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Series 2020-SPIADVF1 Repurchase Agreement be amended to reflect the certain agreed upon revisions to the terms of the Series 2020-SPIADVF1 Repurchase Agreement;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021, by the Guarantor in favor of the Buyers;

WHEREAS, as a condition precedent to amending the Series 2020-SPIADVF1 Repurchase Agreement, the Buyers have required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2020-SPIADVF1 Indenture Supplement, dated April 1, 2020 (as amended by Amendment No. 1, dated as of August 25, 2020, Amendment No. 2, dated as of April 1, 2021, Amendment No. 3, dated as of July 30, 2021, Amendment No. 4, dated as of February 10, 2022, Amendment No. 5, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2020-SPIADVF1 Repurchase Agreement is a Transaction Document.

NOW THEREFORE, the Administrative Agent, the Buyers and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended as follows:

SECTION 1.Amendments to the Series 2020-SPIADVF1 Repurchase Agreement.

(a)Section 1.01 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting the definition of “SPIADVF1 Funding Conditions” in its entirety and replacing it with the following:

“SPIADVF1 Funding Conditions” with respect to the Series 2020-SPIADVF1 Notes and any Funding Date, the following conditions:

(i) the Advance Verification Agent Report immediately preceding such Funding Date has been delivered in accordance with Section 3.3(g)(2) of the Base Indenture; and

(ii) to the extent the Advance Verification Agent Report delivered immediately preceding such Funding Date contains any exceptions noted therein, such exceptions have been waived by the Administrative Agent in its sole discretion.

(iii) solely with respect to funding of MBS Advances, Seller shall not have submitted an Appendix XI-01A Request for Pass-Through Assistance Related to COVID-19 and Repayment Agreement.

(iv) to the extent Seller has previously submitted a SPIA Deposit Suspension Notice, Seller has subsequently submitted a SPIA Deposit Reinstatement Notice and such notice has been consented to by the Administrative Agent.

(b)Section 1.01 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“SPIA Deposit Reinstatement Notice” has the meaning assigned to such term in the PC Repurchase Agreement.

“SPIA Deposit Suspension Notice” has the meaning assigned to such term in the PC Repurchase Agreement.

SECTION 2.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under the Series 2020-SPIADVF1 Repurchase Agreement and the related Program Agreements, as amended hereby.

SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller.

SECTION 4.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Series 2020-SPIADVF1 Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2020-SPIADVF1 Repurchase Agreement.

SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Series 2020-SPIADVF1 Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL

BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust –Amendment No. 2 to A&R Series 2020-SPIADVF1 Master Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust –Amendment No. 2 to A&R Series 2020-SPIADVF1 Master Repurchase Agreement]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust –Amendment No. 2 to A&R Series 2020-SPIADVF1 Master Repurchase Agreement]

CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PNMAC GMSR Issuer Trust –Amendment No. 2 to A&R Series 2020-SPIADVF1 Master Repurchase Agreement]